UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21869
Highland Credit Strategies Fund
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Credit Strategies Fund

Annual Report

December 31, 2008

HIGHLAND FUNDS

managed by
Highland Capital Management, L.P.

Highland Credit Strategies Fund
TABLE OF CONTENTS

Portfolio Managers’ Letter	1
Fund Profile	5
Financial Statements	6
Investment Portfolio	7
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Important Information About This Report	41
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
Privacy Principles of the Highland Credit Strategies Fund
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PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
Dear Shareholders:
We are pleased to provide you with our report for Highland Credit Strategies Fund (the “Fund”) for the year ended December 31, 2008. Below is an overview of the leveraged loan and high yield bond markets, a review of the Fund’s performance, the drivers behind that performance, a review of the Fund’s portfolio data and our outlook for 2009.
MARKET REVIEW — 2008
The investment environment in the leveraged loan and high yield bond markets in 2008 was very challenging with unprecedented declines in trading levels in both of these markets. The leveraged loan market decreased 29.1%, as measured by Standard and Poor’s/Loan Syndication Trading Association (“S&P/LSTA Index”)1, recording the first annual loss since the inception of that index. The high yield bond market decreased 26.2%, as measured by the Credit Suisse High Yield Index (the “CS HY Index”)2, recording the worst annual loss since the inception of the CS HY Index. The average bid of leveraged loans declined from 94.4% of par on December 31, 2007 to 61.7% of par on December 31, 2008, while hitting the lowest levels ever recorded for leveraged loans during the year3. The average bid of high yield bonds declined from 94.1% of par on December 31, 2007 to 61.7% of par on December 31, 2008, while also hitting the lowest levels ever recorded for high yield bonds4 during the year. This sharp decrease in bids sent the discounted spread of leveraged loans to an all-time high of 2311 bps over the London Interbank Offering Rate (“LIBOR”)5. Similarly, the decreased bid of high yield bonds drastically increased the average yield to worst to 18.9%6.
Leveraged Loans
We believe there was a confluence of factors that led to the worst year on record for leveraged loans. New issue volume for leveraged loans in 2008 hit a six-year low. This resulted from a combination of the overhang from deals banks were unable to sell to investors in 2007 that carried over to 2008 and the broader credit contraction. Although fundamental factors began to play a part in the latter part of the year, the decline in prices

1	Standard & Poor’s/Loan Syndication Trading Association Index is a leveraged loan index which covers the U.S. loan market. The index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments. All of the index components are the institutional tranches of loans syndicated to loan investors. The total return of the index is the product of interest income and market value return.

2	Credit Suisse High Yield Index is an index tracked by Credit Suisse designed to mirror the investible universe of the US dollar denominated high yield debt market.

3	As measured by the S&P/LSTA Leveraged Loan Index.

4	As measured by the CS HY Index

5	Assumes discount to par is amortized evenly over a three-year life.

6	Yield to worst is a measure of yield that takes into effect the a bond’s yield to call or yield to maturity, whichever is lowest.
Annual Report | 1

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
in 2008 was mainly technical in nature as defaults remained below the historical average of 3.2%7 until December. Cash flow and earnings decreased toward the latter part of the year, explaining the increase in defaults, but fundamental issues alone do not justify the price levels seen in 2008. In the first half of the year, the technical factors were driven by the supply/demand imbalance resulting from the large loan forward calendar, loss of demand from collateralized loan obligations (“CLOs”), mutual fund redemptions, a decline in repayment rates to the lowest level ever recorded8 and overall concern for the health of the economy and financial system. Late in the third quarter and into the fourth quarter, multiple events rocked the financial system. Fannie Mae and Freddie Mac were put into conservatorship by the U.S. government. A week later, to avoid the perception of rewarding moral hazard, the government let Lehman Brothers fail. To avoid a similar fate, Merrill Lynch agreed to a buyout from Bank of America. Two days later, the government reversed course from the Lehman situation and bailed out American International Group, Inc. In late September, Washington Mutual became the largest bank failure in U.S. history and was subsequently forced to accept a buyout from JP Morgan Chase. The government stepped in again to rescue a large bank by forcing the sale of Wachovia to first Citibank and then ultimately Wells Fargo. On September 29 the Dow Jones Industrial Average suffered its worst one day point decline ever as the U.S. House failed to pass the Troubled Asset Relief Plan (“TARP”) proposed by Treasury Secretary Paulson. In the first week and a half of October, despite passage of a revised TARP bill by both the House and Senate, the Dow and S&P 500 both dropped over 25% as investors lost confidence in the financial system.
These events contributed to a massive selloff in the debt markets as the graph above shows. These declining prices sent investors scrambling to redeem their investments from funds and finance providers to make ever larger margin calls to their borrowers. This selling decreased prices further, causing more selling to meet asset coverage tests and margin calls, thus creating a vicious cycle. In addition, mutual funds and hedge funds were forced to sell assets to meet redemption requests, further depressing prices. Exasperating the situation was the lack of inflows into the market as no CLOs were issued since mid-September and retail fund flows were negative in 2008. While there were willing buyers in the market, they were outnumbered by sellers.
Further propelling the selloff in the leveraged loan markets, defaults increased substantially for loans. As of December 31, 2008, defaults in the loan market stood at 3.75% as a percentage of outstanding principal, up significantly from 0.24% at the end of 2007, as measured by the Standard & Poor’s Leveraged Commentary Data.
High Yield Bonds
New issue volume for high yield bonds in 2008 hit an eight-year low as a result of the credit contraction. However, the events of the third and fourth quarter of last year significantly impacted the performance of the high yield bond market. Bond mutual funds had $2.4 billion in net outflows in 2008, 60% of which came in October9. This was a significant factor driving the 1300 bps decline in prices in October. The first half of 2008 bonds performed well, as LIBOR declined from 4.70% at the end of 2007 to 2.72% in April, where it stabilized until September, increasing the relative value of bonds in comparison to loans. As a result, bonds outperformed loans until June, despite the senior secured status of loans versus bonds. Bond defaults rose to 4.0% at the end of 2008, up from .98% at the end of 200710.
FUND PERFORMANCE OVERVIEW
On December 31, 2008, the net asset value of the Fund was $6.51 per share, as compared to $17.99 on December 31, 2007. On December 31, 2008, the closing market price of the Fund’s shares on the New York Stock Exchange (ticker symbol “HCF”) was $5.70 per share, as compared to $15.82 on December 31, 2007. During the year ended December 31, 2008, the Fund paid distributions to common shareholders of $1.72 per share.
In December 2007, the Fund’s board approved a rights offering (the “Offering”) whereby the Fund issued shareholders of record on December 21, 2007, the right to acquire 1 share of stock for each 3 shares owned at that time. On January 18, 2008, the Offering was completed and 11,535,615 shares were issued at $12.85 per share for gross proceeds of approximately $148 million. In July 2008, the Fund acquired the assets of two affiliated funds, Prospect Street Income Shares Inc. and Prospect Street High Income Portfolio Inc., increasing net assets at the time by $168 million.

[7]	S&P Loan Commentary and Data and S&P/LSTA trailing twelve month default rate by principal amount.

[8]	As tracked by Standard & Poor’s Leveraged Commentary & Data.

[9]	Credit Suisse 2009 Leveraged Finance Outlook and 2008 Annual Review, p. 31.

[10]	Standard & Poor’s Global Fixed Income Research “Default, transition, and recovery: Global Bond’s Markets’ Weakest Links and Monthly Default Rates”, Jan. 27, 2009.
2 | Annual Report

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
The total return on the Fund’s per share market price, assuming reinvestment of distributions, for the twelve months ended December 31, 2008, was approximately -57.8%. The total return on the Fund’s net assets, assuming reinvestment of distributions, was approximately -57.7% for the twelve months ended December 31, 2008. The total return on the Fund’s net assets, assuming reinvestment of distributions but excluding the dilution associated with the Offering, was approximately -54.7%.
The Fund’s performance was driven by the decline in the broader leveraged loan and high yield bond market as well as overweighting in several large positions that were particularly hard hit. We are comfortable with the current leverage and positioning of the Fund. Some of the Fund’s holdings have declined to price levels far below what we believe is supported by the fundamental facts underlying the issuers of the specific investments. We continue to believe that over the long-term fundamental factors will outweigh technical factors and diligent credit analysis coupled with proper asset and sector allocation will lead to solid performance.
FUND DATA
As of December 31, 2008, and June 30, 2008, the Fund’s investment portfolio, exclusive of cash and cash equivalents, was allocated as follows:

December 31, 2008	June 30, 2008

As of December 31, 2008, the weighted average spread over the 3-month LIBOR on the Fund’s senior loans was approximately 4.3%11 and the weighted average coupon on corporate notes and bonds was approximately 12.6%12. With the 3-month LIBOR finishing the year at approximately 1.4%, the weighted average coupon on loans held in the Fund’s portfolio was approximately 5.7%13. As of December 31, 2008, the Fund’s portfolio was comprised of approximately 61.7% in senior loans, 30.1% in corporate notes and bonds, 6.2% in equity interests and 2.0% in asset-backed securities. At December 31, 2008, the weighted average yield and weighted average cost of the Fund’s debt investments (loans and bonds) was approximately 7.3% and 85.9% of par value, respectively.
As of December 31, 2008, the Fund had leverage in the amount of approximately 28.1%. The Fund may use leverage constituting indebtedness in an aggregate amount up to 33 1/3% of the Fund’s total assets (including the proceeds from the leverage), the maximum amount allowable under the Investment Company Act of 1940, as amended. The use of financial leverage involves significant risks.

[11]	Weighted average spread is calculated using contract rates as of December 31, 2008, assuming the portfolio is fully settled and excludes defaulted assets.

[12]	Weighted average coupon is calculated excluding defaulted bonds.

[13]	Actual weighted average coupon is different as 1) not all loans in the Fund’s portfolio use LIBOR as their reference rate and 2) the reference rate for each loan resets at different times.
Annual Report | 3

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
MARKET OUTLOOK — 2009
We believe the technical factors that plagued the markets in 2008 still remain to some degree but fundamental factors are coming to the forefront as cash flow and earnings decrease the longer the financial crisis continues. The unprecedented intervention on the part of the Federal Reserve, Congress and the Treasury have yet to materially impact the loan and bond markets. We do not believe the loan or bond markets will experience the same magnitude of declines seen in 2008. However, upward momentum will not build until technical conditions improve. We view the loan market in particular as promising over the long-term given the asset class’ historically high recovery in the event of default and their typically senior secured status.
Investors should be mindful of the recoverability of their debt investments in a recession. In our opinion, the senior status of the loan asset class within the capital structure makes these assets attractive during a downturn in the economy. From 1987 to 2007, following a default, senior secured loans on average recovered 82% versus 29% on bonds14. Although we are generally cautious on the high yield asset class in the current macroeconomic environment, we believe the high yield market has been oversold along with the leveraged loan market and through diligent credit analysis, proper asset selection and the proper weighting within the portfolio, there is opportunity over the long term in this market.
Thank you for your continued participation in Highland Credit Strategies Fund. We look forward to serving your future investment needs.

Brad Borud	Brad Means
Portfolio Manager	Portfolio Manager
Brad Borud has been a portfolio manager of Highland Credit Strategies Fund since April 1, 2008 and Brad Means has been a portfolio manager since January 1, 2009.
Past performance does not guarantee future results. Performance during the time period shown is limited and may not reflect the performance in different economic and market cycles. There can be no assurance that similar performance will be experienced. Annualized total return is calculated by PNC Global Investment Servicing (U.S.), Inc. The calculation assumes reinvestment of distributions and other income.
Investing in closed-end funds involve certain risks. The risks involved in a particular fund will depend on the securities held in that fund:
•	Market Risk - Refers to general stock market fluctuations. The value of any security can rise or fall and when liquidated, may be worth more or less than the original investment.

•	Price Risk - Refers to the fact that shares of closed-end funds frequently trade at a discount from their net asset value.

•	Interest Rate Risk - The risk that a rise in interest rates will cause the value of an investment to decline.

•	Credit Risk - Refers to an issuer’s ability to meet its obligation to make interest and principal payments.

•	Leverage Risk - The risk of higher share price volatility as leverage magnifies both gains and losses.

•	Lack of Diversification Risk- A non-diversified fund may be subject to greater price volatility or adversely affected by the performance of the securities in a particular sector. In addition, it may be more susceptible to any single economic, political, or regulatory occurrence than the holdings of an investment company that is more broadly diversified.

[14]	Moody’s Global Corporate Finance “Corporate Default and Recovery Rates, 1920-2007” p. 10, dated Feb 2008.
4 | Annual Report

FUND PROFILE
Highland Credit Strategies Fund
Objective
The Fund seeks to provide both current income and capital appreciation.
Total Net Assets of Common Shares as of December 31, 2008
$361.2 million
Portfolio Data as of December 31, 2008
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 12/31/08 (%)*
Aa	0.2
A	1.2
Baa	3.3
Ba	7.3
B	19.2
Caa	30.2
Ca	1.9
C	0.8
NR	35.9

Top 5 Sectors as of 12/31/08 (%)*
Healthcare	26.7
Gaming/Leisure	12.4
Diversified Media	6.3
Energy	6.3
Financial	5.3

Top 10 Holdings as of 12/31/08 (%)*
Lake at Las Vegas Joint Venture (Senior Loans)	6.4
Celtic Pharma Phinco B.V. (Corporate Notes and Bonds)	4.8
Pharma 17 (Sanctura XR) (Corporate Notes and Bonds)	3.6
TCD Pharma (Corporate Notes and Bonds)	2.5
Digicel Group, Ltd. (Corporate Notes and Bonds)	2.3
Crusader Energy Group, Inc. (Senior Loans)	2.1
Fontainebleau Florida Hotel LLC (Senior Loans)	2.0
Argatroban Royalty Sub LLC (Corporate Notes and Bonds)	2.0
Genesys Ltd. (Common Stocks)	1.9
Dfine, Inc., Series D (Preferred Stocks)	1.9

*	Quality is calculated as a percentage of total senior loans, notes and bonds. Sectors and holdings are calculated as a percentage of total assets.
Annual Report | 5

FINANCIAL STATEMENTS

December 31, 2008	Highland Credit Strategies Fund
A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per common share is calculated by dividing net assets by the number of common shares outstanding as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
6 | Annual Report

INVESTMENT PORTFOLIO

As of December 31, 2008	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loans (a) - 76.7%

AEROSPACE - 3.1%
	AWAS Capital, Inc.
	Second Lien Priority Term Facility,
1,653,129	7.50%, 03/15/13	743,908
	Continental Airlines, Inc.
	Tranche A-1 Term Loan,
571,429	5.56%, 06/01/11	380,000
	Tranche A-2 Term Loan,
1,428,571	5.56%, 06/01/11	950,000
	Delta Airlines, Inc.
	Term Loan Equipment Notes,
6,985,803	4.97%, 09/29/12	3,981,908
	IAP Worldwide Services, Inc.
	First Lien Term Loan, PIK,
2,735,694	8.25%, 12/30/12	1,641,417
	Second Lien Term Loan, PIK,
2,062,273	10.50%, 06/28/13	592,903
	Northwest Airlines, Inc.
2,312,255	Term Loan, 3.44%, 12/31/10	1,724,087
	United Air Lines, Inc.
2,482,449	Tranche B Loan, 2.65%, 02/01/14	1,169,234

		11,183,457

BROADCASTING - 2.5%
	ComCorp Broadcasting, Inc.
	Revolving Loan,
1,095,572	7.77%, 04/03/13 (b) (c) (d)	505,880
	Term Loan,
11,309,712	7.75%, 04/03/13 (c) (d)	5,301,428
	Univision Communications, Inc.
	Second Lien Term Loan,
4,623,000	2.96%, 03/29/09	3,259,215

		9,066,523

CABLE/WIRELESS VIDEO - 2.5%
	Broadstripe, LLC
	First Lien Term Loan, PIK,
14,152,867	9.22%, 06/30/11 (d) (e)	8,166,204
	Revolver,
1,428,203	9.96%, 06/30/11 (d) (e)	824,073

		8,990,277

CHEMICALS - 0.8%
	Arclin US Holdings, Inc.
	First Lien Term Loan,
400,000	5.04%, 07/10/14	178,000
	Solutia, Inc.
1,965,075	Term Loan, 8.50%, 02/28/14	1,346,077
	Tronox Worldwide, LLC
	Revolving Credit Loan, 5.97%,
1,910,160	11/28/10 (b)	1,509,026

		3,033,103

CONSUMER DURABLES - 0.5%
	Rexair LLC
	First Lien Term Loan, 5.71%,
2,090,614	06/30/10	1,672,491

DIVERSIFIED MEDIA - 6.3%
	Clarke American Corp.
	Tranche B Term Loan,
1,970,000	4.21%, 06/30/14	1,004,700
	Cydcor, Inc.
	First Lien Tranche B Term Loan,
8,750,000	9.00%, 02/05/13	7,656,250
	Second Lien Tranche B Term Loan,
3,000,000	12.00%, 02/05/14	2,400,000
	DTN, Inc.
	Tranche C Term Loan,
1,747,837	7.02%, 03/10/13	1,380,791
	Endurance Business Media, Inc.
	Second Lien Term Loan,
3,000,000	9.25%, 01/26/14	1,950,000
	Metro-Goldwyn-Mayer, Inc.
	Tranche B Term Loan,
6,229,309	4.24%, 04/09/12	2,668,200
	Tranche B-1 Term Loan,
2,947,500	4.71%, 04/09/12	1,262,503
	Nielsen Finance LLC
	Dollar Term Loan, 4.24%,
2,378,243	08/09/13	1,617,205
	Penton Media, Inc.
	Second Lien Term Loan,
10,000,000	8.42%, 02/01/14	2,125,000
	Tribune Co.
	Tranche X Advance, 7.08%,
2,730,667	06/04/09 (e)	784,084

		22,848,733

ENERGY - 8.7%
	Alon USA Energy, Inc.
	Edington Facility,
216,202	4.45%, 08/05/13	140,532
	Paramount Facility,
1,729,620	3.11%, 08/05/13	1,124,253
	Crusader Energy Group, Inc.
	Second Lien Term Loan,
14,985,000	11.25%, 07/17/13	10,864,125
	Maxum Petroleum, Inc.
5,840,201	Term Loan, 8.25%, 09/18/13	5,431,387
	Resolute Aneth, LLC
	Second Lien Term Loan,
6,000,000	8.01%, 06/26/13	4,170,000
	Venoco, Inc.
	Second Lien Loan,
14,500,000	6.25%, 05/07/14	9,570,000

		31,300,297

FINANCIAL - 0.5%
	Emerson Reinsurance Ltd.
	Series A Loan,
1,300,000	3.75%, 12/15/11	1,189,500
	Series B Loan,
500,000	5.00%, 12/15/11	457,500
	Series C Loan,
200,000	7.25%, 12/15/11	173,000

		1,820,000

See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (continued)

As of December 31, 2008	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

FOOD/TOBACCO - 0.8%
	DS Waters of America, Inc.
1,848,889	Term Loan, 3.45%, 10/29/12	1,340,444
	PBM Holdings, Inc.
1,825,481	Term Loan, 2.72%, 09/28/12	1,469,512

		2,809,956

FOREST PRODUCTS/CONTAINERS - 1.0%
	Boise Paper Holdings LLC
	Second Lien Term Loan,
2,500,000	9.25%, 02/23/15	625,000
	Newark Group, Inc.
	Credit-Link Letter of Credit,
1,512,271	6.98%, 03/09/13	952,730
	Term Loan,
340,349	8.39%, 03/09/13	214,420
	Verso Paper Finance Holdings LLC
4,928,000	Term Loan, 10.01%, 02/01/13	1,848,000

		3,640,150

GAMING/LEISURE - 18.1%
	Drake Hotel Acquisition
6,041,285	B Note 1, 8.27%, 04/01/09 (d) (e)	3,719,619
	Fontainebleau Florida Hotel LLC
	Tranche C Term Loan,
12,500,000	8.00%, 06/06/12	10,625,000
	Fontainebleau Las Vegas LLC
1,333,333	Initial Term Loan, 5.44%, 06/06/14	383,333
	Ginn LA Conduit Lender, Inc.
	First Lien Tranche A Credit-Linked Deposit,
3,937,249	7.75%, 06/08/11 (e)	485,581
	First Lien Tranche B Term Loan,
8,438,203	7.75%, 06/08/11 (e)	1,040,684
	Green Valley Ranch Gaming LLC
	First Lien Term Loan,
1,557,223	4.25%, 02/16/14	649,362
	Second Lien Term Loan,
1,000,000	5.08%, 08/16/14	177,500
	Kuilima Resort Co.
	First Lien Term Loan, 6.75%,
4,621,285	09/30/10 (e)	1,790,748
	Lake at Las Vegas Joint Venture
	Revolving Loan Credit-Linked Deposit Account,
4,551,702	14.35%, 06/20/12 (e)	345,156
	Term Loan DIP,
34,125,359	9.96%, 07/16/09	34,125,359
	Term Loan, PIK,
42,548,822	14.35%, 06/20/12 (e)	2,738,589
	WAICCS Las Vegas 3 LLC
	First Lien Term Loan,
6,000,000	4.94%, 02/01/09	4,950,000
	Second Lien Term Loan,
7,000,000	10.44%, 02/01/09	4,375,000

		65,405,931

HEALTHCARE - 7.3%
	Aveta, Inc.
	MMM Original Term Loan,
3,824,862	5.97%, 08/22/11	2,715,652
	NAMM New Term Loan,
568,201	5.97%, 08/22/11	403,423
	NAMM Original Term Loan,
1,023,872	5.97%, 08/22/11	726,949
	PHMC Acquisition Term Loan,
3,134,561	5.97%, 08/22/11	2,225,539
	CCS Medical, Inc.
	First Lien Term Loan,
11,525,184	4.71%, 09/30/12	6,310,038
	Danish Holdco A/S Facility D,
2,500,000	7.63%, 11/01/16	1,187,500
	Mezzanine Facility, PIK,
3,318,750	11.38%, 05/01/17	829,688
	LifeCare Holdings
5,408,539	Term Loan, 7.67%, 08/11/12	3,049,064
	Medical Staffing Network, Inc.
	First Lien Term Loan,
915,000	5.66%, 07/02/13	663,375
	Nyco Holdings 3 ApS
	Facility A3,
73,709	2.98%, 12/29/13	51,443
	Facility A4,
46,954	2.98%, 12/29/13	32,770
	Facility A5,
332,000	2.98%, 12/29/13	231,709
	Talecris Biotherapeutics Holdings Corp.
	First Lien Term Loan,
8,931,646	5.64%, 12/06/13	7,636,557
	Triumph Healthcare Second
	Holdings LLC
	Second Lien Term Loan,
500,000	11.15%, 07/28/14	237,500

		26,301,207

HOUSING - 5.5%
	Custom Building Products, Inc.
	First Lien Term Loan,
3,573,419	8.00%, 10/20/11	2,501,393
	Second Lien Term Loan,
1,625,000	10.75%, 04/20/12	901,875
	LBREP/L-Suncal Master I LLC
	First Lien Term Loan,
3,190,581	5.50%, 01/18/10 (e)	239,294
	MPH Mezzanine II, LLC
	Mezzanine 2B, 8.28%,
6,000,000	02/09/09 (d) (e)	—
	MPH Mezzanine III, LLC
	Mezzanine 3, 9.28%,
4,000,000	02/09/09 (d) (e)	—
	November 2005 Land Investors LLC
	Second Lien Term Loan,
2,501,944	10.71%, 05/09/12	375,292
	Pacific Clarion LLC
	Term Loan, 15.00%, 01/23/09
19,802,292	(d) (e) (f)	3,364,410
	Roofing Supply Group LLC
3,790,148	Term Loan, PIK, 9.25%, 08/24/13	1,914,025
8 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2008	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)
	Universal Buildings Products, Inc.
923,249	Term Loan, 7.01%, 04/28/12	590,879
	Westgate Investments LLC
	Senior Secured Loan, PIK,
8,202,958	13.00%, 09/25/10 (f)	6,972,514
	Senior Unsecured Loan, PIK,
1,980,405	18.00%, 09/25/12	1,287,263
	Third Lien Term Loan,
3,165,493	18.00%, 06/30/15 (b) (f)	1,741,021
	Weststate Land Partners LLC
	Second Lien Term Loan,
2,000,000	10.75%, 10/31/09 (e)	200,000

		20,087,966

INFORMATION TECHNOLOGY - 1.6%
	Infor Enterprise Solutions
	Holdings, Inc.
	Dollar Tranche B-1, Second Lien
	Term Commitment,
3,000,000	6.96%, 07/28/12	537,480
	Initial Dollar, Second Lien Term Loan,
3,800,000	7.71%, 03/02/14	565,250
	Second Lien Delayed Draw Term Loan,
2,200,000	7.71%, 03/02/14	327,250
	Serena Software, Inc.
1,706,667	Term Loan, 4.25%, 03/10/13	1,237,333
	Verint Systems, Inc.
6,000,000	Term Loan, 4.45%, 05/27/14	3,090,000

		5,757,313

MANUFACTURING - 2.2%
	Acument Global Technologies, Inc.
7,822,450	Term Loan, 4.96%, 08/11/13	3,520,102
	Hunter Defense Technologies, Inc.
948,185	Term Loan, 4.71%, 08/22/14	549,947
	Manitowoc Co., Inc.
1,000,000	Term B Loan, 6.50%, 08/25/14	715,000
	Matinvest 2 SAS / Butterfly Wendal
	US, Inc.
	B-2 Facility,
1,254,328	4.14%, 06/22/14	896,844
	C-2 Facility,
1,116,317	4.64%, 06/22/15	798,167
	Matinvest 2 SAS / Deutsche
	Connector
	Mezzanine A USD Facility, PIK,
1,091,124	10.08%, 06/22/16	463,728
	United Central Industrial Supply
	Co., LLC
1,560,194	Term Loan, 3.32%, 03/31/12	1,228,653

		8,172,441

METALS/MINERALS - 0.9%
1,326,316	Euramax International Holdings B.V.
	Second Lien European Loan,
	11.00%, 06/29/13	364,737
	Euramax International, Inc.
2,752,918	Domestic Term Loan,
	6.75%, 06/29/12	1,169,990
6,673,684	Second Lien Domestic Term Loan,
	11.00%, 06/29/13	1,751,842

		3,286,569

RETAIL - 2.5%
2,000,000	Dollar General Corp.
	Tranche B-2 Term Loan,
	3.21%, 07/07/14	1,482,900
7,223,706	Home Interiors & Gifts, Inc.
	Initial Term Loan,
	10.36%, 03/31/11 (e)	1,264,149
6,500,000	Spirit Finance Corp.
	Term Loan, 6.19%, 08/01/13	2,356,250
1,950,000	Sports Authority, Inc., The
	Term Loan, 3.71%, 05/03/13	1,092,000
	Toys “R” Us
	Tranche B Term Loan,
5,970,149	4.83%, 07/19/12	2,895,522

		9,090,821

SERVICE - 4.1%
	NES Rentals Holdings, Inc.
	Second Lien Permanent
7,765,705	Term Loan, 9.13%, 07/20/13	3,416,910
	Penhall Holding Co.
	Term Loan PIK,
3,070,928	10.31%, 04/01/12	1,381,917
	Safety-Kleen Systems, Inc.
	Synthetic Letter of Credit,
1,627,119	3.94%, 08/02/13	1,448,136
	Term Loan B,
6,112,542	3.94%, 08/02/13	5,440,163
	Valleycrest Cos., LLC
	New Term Loan,
4,664,957	4.20%, 10/04/13	3,172,170

		14,859,296

TRANSPORTATION — AUTOMOTIVE - 2.5%
	BST Safety Textiles Acquisition GMBH
	Second Lien Facility,
2,695,830	14.60%, 06/30/09	471,770
	Motor Coach Industries International, Inc.
	Second Lien Loan, PIK,
3,632,981	13.50%, 12/01/09 (e)	2,395,194
	Tranche A DIP,
4,156,765	12.75%, 09/16/09	3,408,547
	Tranche B DIP,
2,974,633	15.25%, 09/16/09 (d)	2,656,942

		8,932,453

TRANSPORTATION — LAND TRANSPORTATION - 0.9%
	New Century Transportation, Inc.
2,302,339	Term Loan, 6.03%, 08/14/12	1,496,520
	SIRVA Worldwide, Inc.
	Revolving Credit Loan (Exit Finance),
907,630	9.50%, 05/12/12 (b)	440,200
	Second Lien Term Loan, PIK,
3,012,623	12.00%, 05/12/15	376,578
	Term Loan (Exit Finance),
1,531,399	9.50%, 05/12/12	819,298

		3,132,596

UTILITY - 4.4%
	Coleto Creek Power, LP
	First Lien Synthetic Letter of Credit,
184,651	4.21%, 06/28/13	124,270
	First Lien Term Loan,
2,606,593	4.21%, 06/28/13	1,754,237
See accompanying Notes to Financial Statements. | 9

INVESTMENT PORTFOLIO (continued)

As of December 31, 2008	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

UTILITY (continued)
	Second Lien Term Loan,
4,875,000	5.46%, 06/28/13	2,793,375
	Entegra TC LLC
	Third Lien Term Loan, PIK,
9,498,306	7.46%, 10/19/15	3,273,496
	GBGH LLC
	First Lien Advance, PIK,
5,049,746	11.50%, 08/07/13 (d) (e)	2,805,639
	Second Lien Advance, PIK,
5,945,865	11.50%, 08/07/14 (d) (e)	—
	Mach Gen LLC
	Term C Loan, PIK,
8,951,182	9.70%, 02/22/15	5,082,302

		15,833,319

	Total Senior Loans (Cost $499,117,174)	277,224,899

Principal Amount

Foreign Denominated Senior Loans (a) - 2.7%

AUSTRALIA - 2.7%
AUD
	SMG H5 Property Ltd.
	Facility A Term Loan, 8.86%,
22,885,307	12/24/12 (g)	9,972,258

	Total Foreign Denominated Senior Loans (Cost $18,423,992)	9,972,258

Principal Amount ($)

Asset-Backed Securities (h) - 2.4%
	AB CLO, Ltd.
	Series 2007-1A, Class C,
2,000,000	6.60%, 04/15/21 (i)	200,000
	ACA CLO, Ltd.
	Series 2006-2A, Class B,
4,000,000	5.22%, 01/20/21 (i)	400,000
	Series 2007-1A, Class D,
2,000,000	7.10%, 06/15/22 (i)	220,000
	Babson CLO, Ltd.
	Series 2007-2A, Class D,
1,000,000	6.45%, 04/15/21 (i)	150,000
	Bluemountain CLO, Ltd.
	Series 2007-3A, Class D,
1,000,000	3.27%, 03/17/21 (i)	342,600
	Cent CDO, Ltd.
	Series 2007-15A, Class C,
2,000,000	4.41%, 03/11/21 (i)	257,700
	Columbus Nova CLO, Ltd.
	Series 2007- 1A, Class D,
2,000,000	3.50%, 05/16/19 (i)	180,000
	Commercial Industrial Finance Corp.
	Series 2006-1BA, Class B2L,
1,000,000	5.53%, 12/22/20	100,000
	Series 2006-2A, Class B2L,
1,000,000	6.20%, 03/01/21 (i)	98,400
	Cornerstone CLO, Ltd.
	Series 2007-1A, Class C,
2,500,000	7.15%, 07/15/21 (i)	344,750
	Goldman Sachs Asset Management
	CLO PLC
	Series 2007-1A, Class D,
4,000,000	5.94%, 08/01/22 (i)	520,000
	Series 2007-1A, Class E,
1,000,000	8.19%, 08/02/22 (i)	130,000
	Greywolf CLO, Ltd
	Series 2007-1A, Class D,
1,000,000	3.74%, 02/18/21 (i)	117,300
	Series 2007-1A, Class E,
1,000,000	6.19%, 02/18/21 (i)	160,000
	GSC Partners CDO Fund, Ltd.
	Series 2007-8A, Class C,
3,000,000	6.03%, 04/17/21 (i)	274,020
	Gulf Stream Sextant CLO, Ltd.
	Series 2007-1A, Class D,
1,000,000	4.27%, 06/17/21 (i)	75,000
	Hillmark Funding
	Series 2006-1A, Class C,
2,000,000	3.87%, 05/21/21 (i)	229,780
	Series 2006-1A, Class D,
1,000,000	5.77%, 05/21/21 (i)	103,420
	Inwood Park CDO, Ltd.
	Series 2006-1A, Class C,
1,000,000	5.20%, 01/20/21 (i)	170,000
	Series 2006-1A, Class D,
1,000,000	5.90%, 01/20/21 (i)	118,000
	Limerock CLO
	Series 2007-1A, Class D,
2,000,000	6.89%, 04/24/23 (i)	240,000
	Madison Park Funding Ltd.
	Series 2007-5A, Class C,
2,000,000	3.62%, 02/26/21 (i)	216,000
	Series 2007-5A, Class D,
1,500,000	5.67%, 02/26/21 (i)	160,230
	Marquette US/European CLO, PLC
	Series 2006-1A, Class D1,
1,000,000	6.50%, 07/15/20 (i)	152,400
	Navigator CDO, Ltd.
	Series 2006-2A, Class D,
961,909	5.03%, 09/20/20 (i)	115,583
	Ocean Trails CLO
	Series 2006-1A, Class D,
1,000,000	8.57%, 10/12/20 (i)	20,000
	Series 2007-2A, Class C,
2,500,000	7.10%, 06/27/22 (i)	350,000
	PPM Grayhawk CLO, Ltd.
	Series 2007-1A, Class C,
1,000,000	5.90%, 04/18/21 (i)	102,300
	Series 2007-1A, Class D,
1,150,000	8.10%, 04/18/21 (i)	126,006
	Primus CLO, Ltd.
	Series 2007-2A, Class D,
5,000,000	7.15%, 07/15/21 (i)	560,500
	Series 2007-2A, Class E,
2,000,000	9.50%, 07/15/21 (i)	245,600
	Rampart CLO, Ltd.
	Series 2006-1A, Class C,
4,000,000	6.00%, 04/18/21 (i)	472,000
	St. James River CLO, Ltd.
	Series 2007-1A, Class E,
3,000,000	6.46%, 06/11/21 (i)	450,000
	Stanfield Daytona CLO, Ltd.
	Series 2007-1A, Class B1L,
1,200,000	4.89%, 04/27/21 (i)	146,040
	Stanfield McLaren CLO, Ltd.
	Series 2007-1A, Class B1L,
4,000,000	4.58%, 02/27/21 (i)	582,000
10 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2008	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
	Stone Tower CLO, Ltd.
	Series 2007-6A, Class C,
2,000,000	5.90%, 04/17/21 (i)	320,000
	Venture CDO, Ltd.
	Series 2007-9A, Class D,
2,000,000	8.67%, 10/12/21 (i)	185,000
	Westbrook CLO, Ltd.
	Series 2006-1A, Class D,
1,000,000	3.23%, 12/20/20 (i)	107,500

	Total Asset-Backed Securities (Cost $50,350,697)	8,742,129

Principal Amount

Foreign Asset-Backed Securities (h) - 0.2%

IRELAND - 0.2%
EUR
	Static Loan Funding
	Series 2007-1X, Class D,
2,000,000	12.15%, 07/31/17 (i)	361,412
	Series 2007-1X, Class E,
2,000,000	9.65%, 07/31/17 (i)	333,611

	Total Foreign Asset-Backed Securities (Cost $5,380,959)	695,023

Principal Amount ($)

Corporate Notes and Bonds - 40.0%

AEROSPACE - 0.4%
	Delta Air Lines, Inc.
5,000,000	8.00%, 06/30/23 (e)	100,000
7,000,000	8.30%, 12/15/29 (e)	157,500
	Northwest Airlines Corp.
2,500,000	8.88%, 12/30/27 (e)	9,375
	Northwest Airlines, Inc.
1,623,507	9.06%, 05/20/12	974,104

		1,240,979

BROADCASTING - 0.0%
	Young Broadcasting, Inc.
3,065,000	10.00%, 03/01/11 (j)	45,975

CHEMICALS - 0.4%
	Georgia Gulf Corp.
2,000,000	9.50%, 10/15/14	610,000
	Tronox Worldwide, LLC
6,750,000	9.50%, 12/01/12 (e) (j)	708,750

		1,318,750

CONSUMER NON-DURABLES - 0.2%
	Spectrum Brands, Inc.
2,530,000	12.50%, 10/02/13 (j) (k)	702,075

ENERGY - 0.5%
	Energy XXI Gulf Coast, Inc.
4,150,000	10.00%, 06/15/13	1,846,750

FINANCIAL - 4.6%
	Allied Capital Corp.
3,500,000	6.00%, 04/01/12	2,424,296
	HUB International Holdings, Inc.
22,200,000	10.25%, 06/15/15 (i)	9,906,750
	National City Corp.
3,000,000	5.75%, 02/01/09	2,985,084
	Penhall International, Corp.
3,500,000	12.00%, 08/01/14 (i)	1,347,500

		16,663,630

FOREST PRODUCTS/CONTAINERS - 0.0%
	NewPage Holding Corp., PIK
311,080	10.27%, 11/01/13 (h)	116,655

GAMING/LEISURE - 0.1%
	Tropicana Entertainment LLC
28,974,000	9.63%, 12/15/14 (e)	434,610

HEALTHCARE - 25.1%
	Argatroban Royalty Sub LLC
11,683,914	18.50%, 09/21/14 (i)	10,398,683
	Azithromycin Royalty Sub LLC
10,000,000	16.00%, 05/15/19 (i)	8,700,000
	Celtic Pharma Phinco B.V.
34,135,102	PIK, 17.00%, 06/15/12 (i)	25,259,976
	Cinacalcet Royalty Sub LLC
371,434	8.00%, 03/30/17 (i)	397,435
	Fosamprenavir Pharma
4,630,077	15.50%, 06/15/18 (i)	4,028,167
	Molecular Insight Pharmaceuticals, Inc.
2,569,004	10.80%, 11/01/12 (h) (i)	2,055,203
	Pharma 17 (Sanctura XR)
22,000,000	16.00%, 11/05/24 (i)	19,140,000
	Pharma II (Risperidone)
2,000,000	7.00%, 01/18/18 (i)	1,620,000
	Pharma IV (Eszopiclone)
2,792,059	12.00%, 06/30/14 (i)	2,540,774
	Pharma V (Duloxetine)
1,760,000	13.00%, 10/15/13 (i)	1,601,600
	Pharma X (Sensipar-Cinacalcet)
2,077,500	15.50%, 03/30/17 PIK (i)	1,537,350
	TCD Pharma
15,500,000	16.00%, 04/15/24 (i)	13,485,000

		90,764,188

HOUSING - 1.0%
	Realogy Corp.
7,000,000	10.50%, 04/15/14	1,242,500
9,322,000	12.38%, 04/15/15 (j)	1,305,080
	SUSA Partnership LP
1,000,000	7.45%, 07/01/18	1,037,114

		3,584,694

INFORMATION TECHNOLOGY - 0.6%
	Charys Holding Co., Inc.
5,000,000	8.75%, 02/16/12 (d) (e) (i)	1,136,000
	MagnaChip Semiconductor
13,000,000	5.25%, 12/15/11 (h) (j)	520,000
	Spansion LLC
5,000,000	11.25%, 01/15/16 (i) (j)	375,000

		2,031,000

See accompanying Notes to Financial Statements. | 11

INVESTMENT PORTFOLIO (continued)

As of December 31, 2008	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Corporate Notes and Bonds (continued)

TELECOMMUNICATIONS - 0.1%
	Nordic Telephone Co. Holdings APS
500,000	8.88%, 05/01/16 (i)	352,500

TRANSPORTATION — AUTOMOTIVE - 2.5%
	American Tire Distributors Holdings, Inc.
11,500,000	10.13%, 04/01/12 (h)	8,567,500
	Delphi Corp.
3,750,000	6.50%, 05/01/09 (e)	75,000
3,933,000	6.55%, 06/15/09 (e) (j)	78,660
8,334,000	7.13%, 05/01/29 (e) (j)	166,680

		8,887,840

UTILITY - 0.4%
	Kiowa Power
2,000,000	5.74%, 03/30/21 (i)	1,533,834
	USGEN New England PCG
56,303	7.46%, 01/02/15 (e)	—

		1,533,834

WIRELESS COMMUNICATIONS - 4.1%
	Alltel Corp.
2,000,000	7.88%, 07/01/32	1,960,000
	Digicel Group, Ltd. PIK
19,492,000	9.13%, 01/15/15 (i) (j)	12,377,420
	ICO North America, Inc.
2,173,000	8.50%, 08/15/09	543,250

		14,880,670

	Total Corporate Notes and Bonds (Cost $249,617,494)	144,404,150

Claims (l) - 0.0%

AEROSPACE - 0.0%
	Delta Airlines, Inc.
581,794	Delta ALPA Claim, 12/31/10	14,545
	Northwest Airlines, Inc.
	ALPA Trade Claim,
3,000,000	08/21/13	5,640
	Flight Attendant Claim,
5,326,500	08/21/13	10,014
	IAM Trade Claim,
3,161,250	08/21/13	5,943
	Retiree Claim,
3,512,250	08/21/13	6,603

	Total Claims (Cost $2,474,100)	42,745

Shares
Common Stocks - 5.0%

AEROSPACE - 0.1%
19,694	Delta Air Lines, Inc. (l)	225,698

BROADCASTING - 0.0%
753,981	Communications Corp. of America (c) (d) (l)	—
108,472	Gray Television, Inc., Class A	62,914

		62,914

DIVERSIFIED MEDIA - 0.1%
46,601	American Banknote Corp. (d) (l)	489,310

FINANCIAL - 0.0%
555,258	Altiva Financial Corp. (l)	3,609

HEALTHCARE - 3.9%
7,000,000	Genesys Ltd. (c) (d) (l)	10,157,000
1,072,961	Microvision, Inc. (j) (l)	1,802,574
36,795	UnitedHealth Group, Inc.	978,747
22,397	WellPoint, Inc. (l)	943,586

		13,881,907

HOUSING - 0.0%
	Westgate Investments LLC,
8	Class B-1 (l)	—

SERVICE - 0.1%
200,964	Safety-Kleen Systems, Inc. (l)	502,411

TELECOMMUNICATIONS - 0.0%
232	Knology, Inc. (l)	1,197
70,342	Micadent PLC (d) (l)	—
1	Viatel Holding (Bermuda) Ltd. (l)	1

		1,198

TRANSPORTATION — AUTOMOTIVE - 0.0%
1,544,148	Delphi Corp. (l)	41,692

TRANSPORTATION — LAND TRANSPORTATION - 0.2%
18,030	SIRVA Worldwide, Inc. (d) (l)	585,074

UTILITY - 0.1%
81,194	Entegra TC LLC (l)	324,776

WIRELESS COMMUNICATIONS - 0.5%
	ICO Global Communications
1,078,905	Holding Ltd. (l)	1,219,163
	ICO Global Communications
554,527	Holding Ltd. (Restricted) (l)	615,525

		1,834,688

	Total Common Stocks (Cost $40,816,981)	17,953,277

12 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2008	Highland Credit Strategies Fund

Shares		Value ($)
Preferred Stocks -2.8%
10,000	Adelphia Communications Corp., Series B (l)	—
1,000,000	Adelphia Recovery Trust (l)	9,900
2,150,537	Dfine, Inc., Series D (d) (l)	9,999,997

	Total Preferred Stocks (Cost $10,934,997)	10,009,897

Units
Warrants (I) - 0.1%
	Clearwire Corp., expires
20,000	08/15/10	50
	Grande Communications,
1,000	expires 04/01/11	10
	IAP Worldwide Services, Inc.
49,317	Series A, expires 06/12/15,	—
	IAP Worldwide Services, Inc.
14,444	Series B, expires 06/12/15,	—
	IAP Worldwide Services, Inc.
7,312	Series C, expires 06/12/15,	—
643,777	Microvision, Inc., expires 07/23/13 (d)	309,013
	Sirius XM Radio, Inc., expires
6,000	03/15/10	—

	Total Warrants (Cost $1,010,349)	309,073

Total Investments -129.9%		469,353,451

(Cost of $878,126,743) (m)

Other Assets & Liabilities, Net — (29.9)%		(108,142,946)

Net Assets applicable to Common Shareholders - 100.0%		$361,210,505

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2008. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Senior Loan assets have additional unfunded loan commitments. See Note 9.

(c)	Affiliated issuer. See Note 10.

(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of$50,020,589, or 13.8% of net assets, were fair valued as of December 31, 2008.

(e)	The issuer is in default of its payment obligation. Income is not being accrued.

(f)	Fixed rate senior loan.

(g)	Loans held on participation. See Note 6.

(h)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2008.

(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2008, these securities amounted to $127,130,344 or 35.2% of net assets.

(j)	Securities (or a portion of securities) on loan. See Note 8.

(k)	Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. Spectrum Brands, Inc., (Corporate Note & Bond) has a rate of 12.50% until 04/02/09.

(l)	Non-income producing security.

(m)	Cost for U.S. federal income tax purposes is $890,579,379.

AUD	Australian Dollar

EUR	Euro Currency

GBP	Great Britain Pound

ADR	American Depositary Receipt

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

PIK	Payment-in-Kind

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements. | 13

INVESTMENT PORTFOLIO (continued)

As of December 31, 2008	Highland Credit Strategies Fund
Foreign Denominated Senior Loans &
Asset Backed Securities
Industry Concentration Table:
(% of Net Assets)

Diversified Media	2.7%
Financial	0.2%

Total	2.9%

Forward foreign currency contracts outstanding as of December 31, 2008 were as follows:

		Principal		Net
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation/
to Sell	Currency	Contracts	Expiration	(Depreciation)

Buy	EUR	5,400,000	02/04/09	542,385
Sell	EUR	7,500,000	02/04/09	1,169,603
Buy	GBP	4,500,000	02/04/09	(178,162)
Sell	GBP	7,000,000	02/04/09	3,587,825

				$5,121,651

Credit Default Swap Agreement outstanding as of December 31, 2008:

	Referenced	Buy/Sell	(Pay)/Receive	Expiration	Notional	Unrealized
Counterparty	Obligation	Protection	Rate	Date	Amount	Appreciation
Goldman Sachs Credit Partners L.P.	CDX.NA.HY.9	Buy (1)	(3.75%)	12/20/2012	5,919,200	$282,543

Total						$282,543

(1)	If a credit event occurs as defined under the terms of the Credit Default Swap Index (“CDX”), the reference obligation that defaults drops out of the CDX and the CDX is quoted without the obligation until the next series of the CDX is issued. Unlike traditional credit default swap arrangements, the Fund, as a buyer of protection, will not receive the underlying reference obligation upon default of the underlying.
14 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2008	Highland Credit Strategies Fund

($)

Assets:
Unaffiliated Issuers, at value (cost $854,603,251)	453,389,143
Affiliated issuers, at value (cost $23,523,492) (Note 10)	15,964,308

Total investments, at value (cost $878,126,743)	469,353,451
Cash	413,581
Net unrealized appreciation on credit default swaps	282,543
Net unrealized appreciation on forward foreign currency contracts	5,121,651
Cash held as collateral for securities loaned (Note 8)	5,278,238
Receivable for:
Investments sold	. 31,976,119
Derivatives (Swap agreements)	728,802
Dividends and interest receivable	16,646,536
Other assets	58,976

Total assets	529,859,897

Liabilities:
Notes payable (Note 7)	141,000,000
Foreign currency (Cost $128,817)	124,927
Dividends payable on securities sold short	1,849
Net discount and unrealized depreciation on unfunded transactions (Note 9)	9,363,299
Payable upon receipt of securities loaned (Note 8)	5,278,238
Payables for:
Interest payable on swaps and shorts	397
Investments purchased	11,060,518
Excise tax	353,670
Investment advisory fee payable (Note 4)	401,886
Administration fee (Note 4)	60,151
Trustees’ fees (Note 4)	25,000
Interest expense (Note 7)	637,420
Accrued expenses and other liabilities	342,037

Total liabilities	168,649,392

Net Assets Applicable To Common Shares	361,210,505

Composition of Net Assets:
Par value of common shares (Note 1)	55,526
Paid-in capital in excess of par value of common shares	1,011,627,967
Undistributed net investment income	4,907,190
Accumulated net realized gain/(loss) from investments, short positions, swaps and foreign currency transactions	(246,392,014)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward currency contracts, swaps and translation of assets and liabilities denominated in foreign currency	(408,988,164)

Net Assets Applicable to Common Shares	361,210,505

Common Shares
Net assets	361,210,505
Shares outstanding (unlimited authorization)	55,526,190
Net asset value per share (Net assets/shares outstanding)	6.51
See accompanying Notes to Financial Statements. | 15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008	Highland Credit Strategies Fund

($)

Investment Income:
Interest from unaffiliated issuers	96,273,069
Interest from affiliated issuers (Note 10)	1,090,199
Dividends (net of foreign withholding tax of $906)	301,565
Securities lending income	228,757

Total investment income	97,893,590

Expenses:
Investment advisory fees (Note 4)	9,000,340
Administration fees (Note 4)	1,800,068
Accounting service fees	469,448
Transfer agent fee	48,073
Professional fees	614,153
Trustees’ fees (Note 4)	91,350
Custodian fees	108,996
Registration fees	55,444
Reports to shareholders	127,409
Merger expenses (Note 1)	671,545
Excise tax expense	566,930
Interest expense (Note 7)	10,461,088
Other expenses	253,605

Net operating expenses	24,268,449

Interest and dividends paid on securities sold short	1,102,612
Fees and expenses waived or reimbursed by Investment Adviser (Note 4)	(553,567)

Net expenses	24,817,494

Net investment income	73,076,096

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(139,205,568)
Net realized gain/(loss) on short positions	2,324,028
Net realized gain/(loss) on swaps	(64,551,724)
Net realized gain/(loss) on foreign currency transactions	(3,587,588)
Net change in unrealized appreciation/(depreciation) on investments	(362,573,562)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	(7,352,563)
Net change in unrealized appreciation/(depreciation) on short positions	(398,025)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	6,396,909
Net change in unrealized appreciation/(depreciation) on swaps and senior loan based derivatives	6,652,870
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	3,356,406

Net realized and unrealized gain/(loss) on investments	(558,938,817)

Net decrease in net assets from operations	(485,862,721)

16 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Highland Credit Strategies Fund

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	($)	($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	73,076,096	59,104,689
Net realized gain/(loss) on investments, short positions, swaps, senior loan based derivatives and foreign currency transactions	(205,020,852)	17,606,118
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward foreign currency contracts, swaps, senior loan based derivatives, and translation of assets and liabilities denominated in foreign currency	(353,917,965)	(81,472,559)

Net change in net assets from operations	(485,862,721)	(4,761,752)

Distributions Declared to Common Shareholders
From net investment income	(74,715,148)	(56,955,142)
From capital gains	(10,782,212)	(10,356,165)

Total distributions declared to common shareholders	(85,497,360)	(67,311,307)

Share Transactions from Common Shares
Subscriptions from rights offering	143,506,876	—
Subscriptions from reorganizations (Note 1)	168,008,787	—
Distributions reinvested	—	187,383
Redemptions from reorganizations	(23,238)	—

Net increase from share transactions from common shares	311,492,425	187,383

Total decrease in net assets from common shares	(259,867,656)	(71,885,676)

Net Assets Applicable to Common Shares
Beginning of period	621,078,161	692,963,837

End of period (including undistributed net investment income of $4,907,190 and $7,645,585, respectively)	361,210,505	621,078,161

Change in Common Shares
Subscriptions from rights offering	11,535,615	—
Subscriptions from reorganizations	9,471,694	—
Issued for distributions reinvested	—	9,195
Redemptions*	(1,669)	—

Net increase in common shares	21,005,640	9,195

*	Fractional shares in reorganization were redeemed. Only whole shares were issued.
See accompanying Notes to Financial Statements. | 17

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2008	Highland Credit Strategies Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	73,076,096

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(664,867,508)
Proceeds from disposition of investment securities	693,540,673
Increase in receivable for investments sold	(5,083,467)
Increase in receivable for swap agreements (a)	(64,225,693)
Increase in interest and fees receivable	(1,049,287)
Increase in payable for merger distributions	1,420,734
Increase in restricted cash	39,261,591
Increase in receivable for securities lending	(5,278,238)
Increase in other assets	(17,493)
Decrease in securities sold short	(1,053,914)
Net amortization/(accretion) of premium/(discount)	(7,032,251)
Mark-to-market on realized and unrealized gain/(loss) on foreign currency	(231,182)
Decrease in payable for investments purchased	(21,464,189)
Decrease in payables to related parties	(482,233)
Decrease in interest payable	(640,195)
Increase in payable upon receipt of securities loaned	5,278,238
Increase in unrealized appreciation/(depreciation) on securities sold short	1,926,003
Increase in dividends payable on securities sold short	1,849
Increase in excise tax payable	353,670
Increase in other expenses and liabilities	(874,437)

Net cash and foreign currency used by operating activities	42,558,767

Cash Flows Used by Financing Activities
Decrease in notes payable	(107,000,000)
Proceeds from shares issued in rights offering (Note 14)	143,506,876
Proceeds from shares issued as a result of reorganizations (Note 15)	9,084,525
Payment for shares redeemed as a result of reorganizations (Note 15)	(23,238)
Distributions paid in cash	(90,675,442)

Net cash flow provided by financing activities	(45,107,279)

Net decrease in cash and foreign currency	(2,548,512)

Cash and Foreign Currency
Beginning of the year	2,837,166
End of the year	288,654

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	11,101,680

(a)	Includes realized gain/(loss) on swap.
18 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Credit Strategies Fund
Selected data for a share outstanding throughout each period is as follows:

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Common Shares Per Share Operating Performance:	2008	2007	2006(a)
Net Asset Value, Beginning of Year	$17.99	$20.08	$19.06

Income from Investment Operations:
Net investment income	1.35	1.71	0.71
Net realized and unrealized gain/(loss) on investments	(9.79)	(1.85)	0.91

Total from investment operations	(8.44)	(0.14)	1.62
Less Distributions Declared to Common Shareholders:
From net investment income	(1.46)	(1.65)	(0.60)
From net realized gains	(0.26)	(0.30)	—

Total distributions declared to common shareholders	(1.72)	(1.95)	(0.60)

Dilutive impact of rights offering	(1.32)	—	—

Net Asset Value, End of Year	$6.51	$17.99	$20.08
Market Value, End of Year	$5.70	$15.82	$21.16
Market Value Total Return (c)	(57.84)%	(17.05)%	9.06	% (b)

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$361,211	$621,078	$692,964

Common Share Information at End of Year:
Ratios based on average net assets of common shares:
Gross operating expenses (including interest expense)	3.78%	4.03%	2.56%
Interest expense	1.63%	2.16%	1.03%
Dividend expense from short positions	0.17%	0.03%	N/A
Fees and expenses waived	0.09%	—	—
Net expenses	3.86%	4.06%	2.56%
Net investment income	11.36%	8.64%	7.37%
Ratios based on managed net assets of common shares:
Gross operating expenses	2.69%	2.94%	2.20%
Interest expense	1.16%	1.58%	0.89%
Dividend expense from short positions	0.12%	0.02%	N/A
Fees and expenses waived	0.06%	—	—
Net expenses	2.75%	2.96%	2.20%
Net investment income	8.12%	6.31%	6.33%

Portfolio turnover rate	78%	66%	46	% (b)

(a)	Highland Credit Strategies Fund commenced investment operations on June 29, 2006.

(b)	Not annualized.

(c)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend reinvestment plan.
See accompanying Notes to Financial Statements. | 19

NOTES TO FINANCIAL STATEMENTS

December 31, 2008	Highland Credit Strategies Fund
Note 1. Organization and Operations
Highland Credit Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006.
On July 18, 2008, the Fund issued 5,805,987 shares, in exchange for 30,874,699 shares of Prospect Street High Income Portfolio Inc. (“PHY”) and 3,665,707 shares in exchange for 9,947,104 shares of Prospect Street Income Shares Inc. (“CNN”) to acquire PHY and CNN in a tax-free exchange approved by the Board of Directors and stockholders of each acquired fund. The net assets on such date of the Fund, PHY, and CNN were $641,375,543, $80,852,458, and $51,047,990, respectively. As part of the reorganizations, Highland agreed to annually waive $1,232,025 in advisory and administration fees for a period of two years from the closing date of the reorganizations.
Investment Objective
The Fund seeks to provide both current income and capital appreciation.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value of the Fund’s Common Shares is calculated as of the last business day of each month, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by the Fund’s Board of Trustees (the “Board” or “Trustees”), or its designee, in accordance with procedures approved by the Board. The net asset value is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the numbers of Common Shares outstanding.
Valuation of Investments
In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and is approved by the Fund’s Board.
Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise do not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s net asset value), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold.. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
20 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Credit Strategies Fund
Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):
In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, “Fair Value Measurement,” which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements in interim and annual periods subsequent to initial recognition, expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets, but is not expected to result in any changes to the fair value measurements of the Fund’s investments. Adoption FAS 157 requires the Fund to assume that the portfolio investment is sold in a principal market to a market participant, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market.
The Fund has adopted FAS 157 as of January 1, 2008. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Fund’s net asset value. However, the adoption of FAS 157 does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Fund’s periodic filings. The levels of fair value inputs used to measure the Fund’s investments are characterized in accordance with the fair value hierarchy established by FAS 157. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. The three levels of the fair value hierarchy established under FAS 157 are described below:
Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of December 31, 2008 as follows:

Investments in Securities
(Market Value)	Total	Level 1	Level 2	Level 3
Portfolio Investments	$469,353,451	$5,904,605	$101,311,371	$362,137,475

Total	$469,353,451	$5,904,605	$101,311,371	$362,137,475

Other Financial Instruments (Unrealized Appreciation/ (Depreciation)) *
Forward Foreign Currency Contracts	$5,121,651	$—	$5,121,651	$—
Credit Default Swap Trades	282,543	—	282,543	—

Total	$5,404,194	$—	$5,404,194	$—

*	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the investment.
Annual Report | 21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Credit Strategies Fund
The Fund did not have any liabilities that were measured at fair value on a recurring basis at December 31, 2008.
The tables below set forth a summary of changes in the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2008.

Assets at Fair Value using unobservable inputs (Level 3)	Portfolio Investments
Balance as of December 31, 2007	$22,734,825
Market value of Level 3 from 07/18/08 merger	59,853,344
Transfers in/(out) of Level 3	278,317,161
Net amortization/(accretion) of premium/(discount)	2,375,104
Net realized gains/(losses)	(13,630,324)
Net unrealized gains/(losses)	(246,397,880)
Net purchases and sales*	258,885,245

Balance as of December 31, 2008	$362,137,475

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s investment portfolio.
The net unrealized losses presented in the tables above relate to investments that are still held at December 31, 2008, and the Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended December 31, 2008, $278,317,161 of the Fund’s portfolio investments was transferred to/from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
New Accounting Pronouncements
In October 2008, FASB Staff Position No. 157-3 — Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”) was issued. FSP 157-3 clarifies the application of FAS 157 in a market that is not active. More specifically, FSP 157-3 states that significant judgment should be applied to determine if observable data in a dislocated market represents forced liquidations or distressed sales and are not representative of fair value in an orderly transaction. FSP 157-3 also provides further guidance that the use of a reporting entity’s own assumptions when relevant observable inputs are not available, and guidance on the level of reliance of broker quotes or pricing services that do not reflect market transactions and are not binding offers. The guidance in FSP 157-3 is effective upon issuance for all financial statements that have not been issued and any changes in valuation techniques as a result of applying FSP 157-3 are accounted for as a change in accounting estimate. Since adopting FAS 157 in January 2008, the Fund’s approach for determining the fair value of its investments has been, and continues to be, consistent with the guidance set forth in FSP 157-3. As a result, the adoption of FSP 157-3 did not affect the Fund’s process for determining the fair value of its investments and does not have a material effect on the Fund’s financial position or results of operations.
Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Short Equity and Bond Sales
A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-
22 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Credit Strategies Fund
dealer and deliver it to the buyer upon settlement of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. As of December 31, 2008, the Fund did not hold any short positions.
The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets.
Credit Default Swap Index
The Fund has entered into a transaction using the CDX Index (the “Index”). The Index is a tradable index with initially 100 equally-weighted underlying single-name credit default swaps (“CDS”). Each underlying CDS references an issuer whose bonds trade in the secondary corporate bond market. The Fund can either buy the Index (take on credit exposure) or sell the Index (pass credit exposure to a counterparty). In either case, the Fund is in essence taking a macro view of the market as a whole rather than on a particular issuer.
To compensate investors for the change in the value of the Index over time, an upfront payment is made at the time of a trade to account for the change in the present value of the Index since inception. The payment is the difference between par (or 100) and the amount of the purchase price, plus or minus (depending on whether the Fund is a buyer or seller of the Index) accrued interest. Each version of the Index launches with a fixed coupon which the seller of the Index pays quarterly (and the buyer of the Index receives quarterly). The amount of payments received or paid is the coupon times the notional amount, adjusted for defaulted issues.
Investments in the Index may involve greater risks than if the Fund had invested in the reference obligation directly. The Fund may engage in these transactions for speculative purposes and may use them as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund.
Credit Default Swaps
To the extent consistent with the Fund’s prospectus, the Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller typically pays the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.
If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage as certain other leveraged transactions, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. As of December 31, 2008, there were no credit default swap trades outstanding.
On September 15, 2008, Lehman Brothers Holding Co. filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. As a result of the bankruptcy filing, on September 22, 2008, the Fund exercised its right to terminate two credit default swap trades under an agreement between itself and Lehman Brothers Special Financing, Inc., a subsidiary of Lehman Brothers Holding Co. and a total return swap with Lehman Brothers OTC Derivatives, Inc., a subsidiary of Lehman Brothers Holding Co. Lehman Brothers Holding Co, Lehman Brothers Special Financing, Inc. and Lehman Brothers OTC Derivatives, Inc. are referred to collectively as “Lehman.” On September 10, 2008 and prior to the bankruptcy of Lehman Brothers Holding Co., the Fund closed two transactions by selling protection on two other credit default transactions on which the Fund had originally been the buyer of protection. However, as a result of the bankruptcy filing, the Fund did not receive the amount due from Lehman. The effect of the transactions and terminations resulted in a net receivable owed to the Fund of $496,669 by Lehman. As a result, the Fund has submitted a claim for this amount in Lehman’s bankruptcy proceedings. To the extent any of the amount owed is received, the Fund will recognize a corresponding gain at that time.
Senior Loan Based Derivatives
Effective May 24, 2007, the Fund entered into an agreement with Barclays Bank PLC (“Barclays”), in the form of a transaction structured as a non-recourse, static total return swap (the “Swap”). Generally, a total return swap is a two-party agreement under which an agreement is made to exchange returns from predetermined investments or instruments.
Annual Report | 23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Credit Strategies Fund
The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which was valued monthly by Barclays pursuant to the terms of the agreement.
In the Swap, Barclays agreed to make payments of the total return (income and capital appreciation) from the designated underlying asset(s) during a specified period of time in return for receiving payments from the Fund based on a reference rate, the London Interbank Offered Rate, or LIBOR, plus a spread calculated on the notional amount of the assets in the Swap.
As the Swap was non-recourse, no additional collateral was required to be posted other than the amount posted at the inception of the transaction and the Fund had no liability under the Swap other than the collateral it had posted and the periodic net payments. The Fund had the right, however, at its own discretion, to post additional collateral as market movements decreased the value of the underlying loans to preserve its ability to recognize any future potential upside appreciation.
As of December 3, 2008, the swap was mutually terminated by the Fund and Barclays. The termination resulted in no additional payments by the Fund. As a result of the termination, Barclays retained the collateral posted by the Fund, which totaled $58,113,605 at that time. The realized loss on the trade is recorded as a realized loss on swaps on the Statement of Assets and Liabilities and net settlement payments for 2008 are recorded as realized loss on the Statement of Operations.
Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes.
In July 2006, FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the SEC delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.
Distributions to Shareholders
The Fund plans to pay distributions monthly and capital gain distributions annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Additional Accounting Standards
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
24 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Credit Strategies Fund
For the year ended December 31, 2008, permanent differences resulting primarily from bond bifurcation, realized swap gain/(loss) reclass and section 988 gain/(loss) were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Loss	Capital
$(1,099,343)	$(41,301,357)	$42,400,700
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007, the past two tax years ends, were as follows:

	2008	2007
Distributions paid from:
Ordinary income*	$84,472,625	$67,311,307
Long-term capital gains	1,024,735	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2008, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed		Accumulated
Ordinary	Long-Term	Net Unrealized	Capital and
Income	Capital Gains	(Depreciation)*	Other Losses
$13,489,769	$—	$(426,844,994)	$237,117,763

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, defaulted bonds and premium amortization adjustments.
As of December 31, 2008, the most recent year end, for federal income tax purposes, the Fund had capital loss carry-forwards, which will expire in the indicated years:

Capital Loss			Expiration
Carryforwards			Date
$3,458,710	*		2009
3,196,740	*		2010
18,503,138	*		2011
3,279,930	*		2012
8,679,337	*		2014
6,437,279	*		2015
83,402,489			2016

$126,957,623		Total

*	These capital loss carryforward amounts were acquired in the reorganizations of PHY and CNN into the Fund on July 18, 2008, and are available to offset future capital gains of the Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.
Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation/ (depreciation) from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$4,383,710
Unrealized depreciation	(425,609,638)

Net unrealized depreciation	$(421,225,928)

Post October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund intends to elect to defer net realized capital losses and currency losses incurred from November 1, 2008 through December 31, 2008 of $106,981,755 and $3,178,385, respectively.
Note 4. Investment Advisory, Administration, and Trustee Fees
Investment Advisory Fee
The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.
In connection with the reorganizations of PHY and CNN into the Fund on July 18, 2008, the Investment Adviser agreed to waive certain advisory fees for a period of two years until July 17, 2010. Over the period of two years, the Investment Adviser agreed to waive advisory fees of $1,656,448. For the year ended December 31, 2008, the Investment Adviser waived advisory fees of $372,134.
Administration Fee
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc. The Investment Adviser pays PNC directly for these sub-administration services.
Annual Report | 25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Credit Strategies Fund
In connection with the reorganizations of Prospect Street High Income Portfolio Inc. and Prospect Street Income Shares Inc. into the Fund on July 18, 2008, the Investment Adviser agreed to waive certain administration fees for a period of two years until July 17, 2010. Over the period of two years, the Investment Adviser agreed to waive administration fees of $807,602. For the year ended December 31, 2008, the Investment Adviser waived administration fees of $181,433.
Fees Paid to Officers and Trustees
Effective January 1, 2008, each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this annual report.
Prior to January 1, 2008, each Independent Trustee received an annual retainer of $25,000 from the Fund for services provided as Trustee of the Fund, and also received compensation from other portfolios in the Highland Fund Complex.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $664,867,508 and $693,540,673, respectively. The cost of purchases excludes securities received from the reorganizations of PHY and CNN into the Fund on July 18, 2008.
Note 6. Senior Loan Participation Commitments
The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”) the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, the lender enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, and the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation (the “Selling Participant”), not with the Borrower directly. As such, the Fund assumes the credit risk of the Selling Participant or other persons interpositioned between the Fund and the Borrower.
At December 31, 2008, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

		Principal
Selling Participant		Amount	Value
Goldman Sachs Credit Partners L.P.:
SMG H5 Property Ltd	AUD	10,712,271	$4,667,865
Facility A Term Loan
Mizuho Corporate Bank:
SMG H5 Property Ltd.
Facility A Term Loan		12,173,036	5,304,393

	AUD	22,885,307	$9,972,258

Note 7. Line of Credit
Effective August 22, 2008, the Fund entered into an amended and restated $380,000,000 Revolving Credit and Security Agreement (the “Credit Agreement”) with The Bank of Nova Scotia. The Credit Agreement amended and restated a prior credit agreement with the same lender.
At December 31, 2008, the Fund had outstanding borrowings under the Credit Agreement, totaling $141,000,000, secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. The interest rate charged at December 31, 2008 was 2.61%. The average daily loan balance was $255,300,546 at a weighted average interest rate of 3.33% for the year ended December 31, 2008. With respect to these borrowings, interest expense of $10,461,088 is included in the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

		Asset Coverage
	Total Amount	per $1,000 of
Date	Outstanding	Indebtedness
12/31/2008	$141,000,000	$3,562
12/31/2007	248,000,000	3,504
12/31/2006	285,000,000	3,429
26 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Credit Strategies Fund
Note 8. Securities Loans
The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund is also liable for any decreases in the value of the non-cash collateral posted against borrowed securities. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the bid value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of December 31, 2008, the market value as defined by FAS 157, of securities loaned by the Fund was $4,454,260. The loaned securities were secured with cash collateral of $5,278,238, which was invested in the BlackRock Institutional Money Market Trust.
Note 9. Unfunded Loan Commitments
As of December 31, 2008, the Fund had unfunded loan commitments of $13,248,337, which could be extended at the option of the borrower, as detailed below:

		Unfunded
		Loan
Borrower		Commitment
Comcorp Broadcasting, Inc.		$35,399
Fontainebleau Las Vegas LLC		666,667
Mobileserv Ltd	GBP	5,000,000
Sirva Worldwide, Inc.		$1,452,208
Sorenson Communications, Inc.		2,000,000
Tronox Worldwide, LLC		2,289,840
Westgate Investments, LLC		1,804,223
Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2008, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $9,363,299. The net change in unrealized depreciation on unfunded transactions of $(7,352,563) is recorded in the Statement of Operations.
Note 10. Affiliated Issuers
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies during the year ended December 31, 2008:

	Par Value at	Shares at	Market Value
	December 31,	December 31,	December 31,	December 31
	2008	2008	2007	2008
ComCorp Broadcasting, Inc.* (Senior Loans)	$12,405,284	—	$11,931,746	$5,807,308
Communication Corp of America (Common Stock)	—	753,981	5,004,775	—
Genesys Ltd. (Common Stock)	—	7,000,000	—	10,157,000

	$12,405,284	7,753,981	$16,936,521	$15,964,308

*	Company is a wholly owned subsidiary of Communications Corp of America.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers and certain counterparties. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Note 12. Disclosure of Significant Risks and Contingencies
Concentration Risk
The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.
Annual Report | 27

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008
Highland Credit Strategies Fund
Illiquidity of Investments Risk
The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.
Troubled, Distressed or Bankrupt Companies Risk
The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.
Leverage Risk
The Fund currently uses leverage through borrowings from a credit facility, and may also use leverage through the issuances of preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.
Foreign Securities Risk
Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.
Emerging Markets Risk
Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging or speculative purposes to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
Investments in Swaps Risk
Investments in swaps involve the exchange with another party of commitment to pay a stream of payments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into total return swaps, credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payment according to the terms of a contract. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivatives financial instruments, the Fund is exposed to the credit risk of its counterparties.
28 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008
Highland Credit Strategies Fund
To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Short Equity and Bond Sales Risk
Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The Fund will profit from declines in the market prices of securities sold short to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase.
Note 13. 2008 Annual Shareholder Meeting Voting Results
Election of Class II Trustees for a three-year term.

	Shares	Percentage	Shares With	Percentage
	Voted	of Shares	Authority	of Shares
Name	For	Voted	Withheld	withheld
Timothy K. Hui	41,458,241.478	97.743%	957,197.000	2.257%
Scott F. Kavanaugh	41,485,518.478	97.808%	929,920.000	2.192%
Note 14. Rights Offering
As of the close of business on December 21, 2007 (the “Record Date”), the Fund issued transferable rights (“Rights”) to its common shareholders of record (“Record Date Shareholders”), entitling the holders of those Rights to subscribe for up to an aggregate of 11,535,615 of the Fund’s common shares of beneficial interest (the “Offer”). Record Date Shareholders received one Right for each outstanding whole common share held on the Record Date. The Rights entitled their holders to purchase one new common share for every three Rights held (1-for-3). The Offer expired at 5:00 p.m., Eastern Time, on January 18, 2008, and was over-subscribed. The subscription price pursuant to the Offer was $12.85, based on a formula which was described in the offering materials. The gross proceeds of the Offer were approximately $148.2 million.
Note 15. Reorganization – Merger of Highland Distressed Opportunities, Inc. into the Fund
On December 19, 2008, the Board of Trustees approved an agreement and plan of merger and liquidation (“Agreement”). The Agreement provides for the merger of Highland Distressed Opportunities, Inc. (“Acquired Fund”) with and into HCF Acquisition LLC (“Merger Sub”), a Delaware limited liability company to be organized as a wholly owned subsidiary of the Fund (the “Merger”), with Merger Sub being the surviving entity and pursuant to which common stockholders of Acquired Fund will receive shares of beneficial interest of the Fund (and cash in lieu of any fractional shares). Immediately after the Merger, Merger Sub will distribute its assets to the Fund, and the Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub (collectively with the Merger, the “Reorganization”). As a result of the Reorganization, each common stockholder of the Acquired Fund will become a common shareholder of the Fund. The number of shares of the Fund (and cash in lieu of any fractional shares) to be issued for each share of the Acquired Fund is expected to be calculated based on the relative net assets of the Fund and the Acquired Fund.
The Acquired Fund is a closed-end company that has elected to be regulated as a business development company under the 1940 Act, and is managed by the Investment Adviser. The Reorganization is subject to approval of stockholders of the Acquired Fund and certain other closing conditions and assuming such conditions are satisfied, the Reorganization is currently expected to occur in the 1st or 2nd quarter of 2009.
Annual Report | 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Highland Credit Strategies Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Credit Strategies Fund (the “Fund”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets and cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2008 by correspondence with the custodian and the banks with whom the Fund owns assignments and participations in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Dallas, Texas
February 26, 2009
30 | Annual Report

ADDITIONAL INFORMATION (unaudited)
December 31, 2008
Highland Credit Strategies Fund
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Tax Information
For the year ended December 31, 2008, the amount of long-term capital gain distributions designated by the Fund was $1,024,735, which is taxable at a maximum rate of 15% for federal income tax purposes.
Of the ordinary income (including short-term capital gains) distributions made by the Fund during the fiscal year ended December 31, 2008, 0.20% qualified for the corporate dividend received deduction available to corporate shareholders.
The Fund hereby designates as qualified dividend income distributions 0.09% of ordinary income distributions (including short-term capital gains), for the fiscal year ended December 31, 2008.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting PNC (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), all dividends declared for your Common Shares of the Fund will be automatically reinvested by PNC in additional Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PNC, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PNC, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional Common Shares of the Fund for you.
The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
If, on the payment date for any dividend, the market price per Common Share plus estimated brokerage commissions is greater than the net asset value per Common Share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued Common Shares, including fractions, on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.
If, on the payment date for any dividend, the net asset value per Common Share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 120 days after the payment date for
Annual Report | 31

ADDITIONAL INFORMATION (unaudited) (continued)
December 31, 2008
Highland Credit Strategies Fund
such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the net asset value per Common Share at the close of business on the last purchase date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence concerning the Plan should be directed to the Plan Agent at PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.
Approval of Investment Advisory Agreement
The Fund has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”), which has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).
Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.
At a meeting held on December 18-19, 2008, the Board, as requested through Fund counsel and the Independent Trustees’ independent legal counsel, received from the Investment Adviser written and oral information, including: (1) information confirming the financial soundness of the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing (i) the fees payable under the Advisory Agreement versus the investment advisory fees of (a) certain registered investment companies that follow investment strategies similar to those of the Fund and (b) certain private pooled investment vehicles managed by the Investment Adviser, (ii) the Fund’s expense ratio versus other registered investment companies that follow investment strategies similar to those of the Fund, (iii) the Fund’s performance versus (a) other registered investment companies that follow investment strategies similar to those of the Fund, (b) certain private pooled investment vehicles managed by Highland and (c) certain indices and (iv) the Fund’s profitability versus certain private pooled investment vehicles managed by the Investment Adviser; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. The Trustees reviewed and considered various factors discussed in the legal memorandum from the Independent Trustees’ inde-
32 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)
December 31, 2008
Highland Credit Strategies Fund
pendent legal counsel, the detailed information provided by the Investment Adviser and other relevant information and factors.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The fee arrangements for the Fund and other funds managed by the Investment Adviser are the result of review and discussion between the independent Trustees and the Investment Adviser since the Fund’s inception. Certain aspects of such arrangements may receive greater scrutiny in some years than in others, and the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
The Nature, Extent, and Quality of the Services Provided by the Investment Adviser.
The Trustees considered the portfolio management services provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. They discussed the experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. They also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement and that the nature and quality of such advisory services are satisfactory.
The Investment Adviser’s Historical Performance in Managing the Fund.
The Trustees reviewed the Investment Adviser’s historical performance in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. The Trustees discussed relative performance and contrasted the Fund’s performance versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund, Highland Credit Opportunities Fund (“Credit Opportunities Fund”) and Highland Credit Strategies Master Fund (“Credit Strategies Master Fund”), each a private pooled investment vehicle managed by the Investment Adviser, the Credit Suisse/Tremont Hedge Fund Index ~ Multi-Strategy and the Credit Suisse Leveraged Loan Index. After reviewing these and related factors, the Trustees concluded that they were satisfied with the Investment Adviser’s responses and efforts relating to performance.
The Costs of the Services to be Provided by the Investment Adviser and the Profits Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund.
The Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, including: (1) the annual fee as a portion of the Fund’s Managed Assets paid to the Investment Adviser under the Advisory Agreement and the administration agreement between the Fund and the Investment Adviser; (2) the expenses the Investment Adviser incurs in providing advisory services; (3) the profitability of the Fund as compared to the profitability of Credit Opportunities Fund and Credit Strategies Master Fund; and (4) a comparison of the fees payable to the Investment Adviser under the Advisory Agreement to fees payable to (i) other investment advisers serving other registered investment companies that follow investment strategies similar to those of the Fund and (ii) the Investment Adviser by Credit Opportunities Fund and Credit Strategies Master Fund. After reviewing these and related factors, the Trustees determined that the fees payable to the Investment Adviser under the Advisory Agreement represent reasonable compensation in light of the services being provided by the Investment Adviser to the Fund.
The Extent to which Economies of Scale would be Realized as the Fund Grows and Whether Fee Levels Reflect these Economies of Scale for the Benefit of Shareholders.
The Trustees considered the asset level of the Fund, the information provided by the Investment Adviser relating to its costs and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees also considered that, due to its nature as a closed-end fund, the Fund’s asset level is not expected to increase significantly as a result of new capital contributions. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, through a merger, rights offering, material increase in the market value of the Fund’s portfolio securities or otherwise. The Trustees considered whether breakpoints in the fee under the Advisory Agreement would be appropriate in light of the Fund’s assets and current fee structure, including any waivers, and determined not to recommend any breakpoints for the Fund at this time.
Annual Report | 33

ADDITIONAL INFORMATION (unaudited) (continued)
December 31, 2008
Highland Credit Strategies Fund
Following a further discussion of the factors deemed material, including those described above, and the merits of the Advisory Agreement and its various provisions, the Board of Trustees, including all of the Independent Trustees, determined that the Advisory Agreement, including the advisory fee paid to the Investment Adviser under the Advisory Agreement, is fair and reasonable to the Fund and approved the continuation, for a period of one year commencing December 31, 2008, of the Advisory Agreement.
34 | Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2008	Highland Credit Strategies Fund
Trustees and Officers
The Board provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

		Term of	Principal	Number of Portfolios
		Office and	Occupation(s)	in Highland Funds	Other
	Positions	Length of	During Past	Complex Overseen	Directorships/
Name and Age	with Funds	Time Served	Five Years	by Trustee[1]	Trusteeships Held
INDEPENDENT TRUSTEES

Timothy K. Hui (Age 60)	Trustee	3 years; Trustee since 2006 (inception)	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources, July 2001 to June 2004 at Philadelphia Biblical University.	9	None

Scott F. Kavanaugh (Age 47)	Trustee	3 years; Trustee since 2006 (inception)	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm) from April 1998 to February 2003.	9	None
Annual Report | 35

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2008	Highland Credit Strategies Fund
Trustees and Officers

		Year First	Principal	Number of Portfolios
		Elected or	Occupation(s)	in Highland Funds	Other
Name, Address,	Position	Appointed	During Past	Complex Overseen	Directorships
and Age	with Fund	to Office	Five Years	by Trustee[1]	Held
INDEPENDENT TRUSTEES

James F. Leary (Age 78)	Trustee	3 years; Trustee since 2006 (inception)	Managing Director, Benefit Capital Southwest, Inc. (a finan- cial consulting firm) since January 1999.	9	Board Member of Capstone Group of Funds (7 port- folios)

Bryan A. Ward (Age 53)	Trustee	3 years; Trustee since 2006 (inception)	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	9	None

INTERESTED TRUSTEE[2]

R. Joseph Dougherty[2] (Age 38)	Trustee and Chairman of the Board	3 years; Trustee and Chairman of the Board since 2006 (inception)	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. since September 2006; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	9	None

Year First
Elected or
Name, Address,	Position	Appointed
and Age	with Fund	to Office	Principal Occupation(s) During Past Five Years
OFFICERS

R. Joseph Dougherty[2] (Age 38)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; President and Chief Executive Officer since December 2008	Team Leader of the Investment Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. since September 2006; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

1	The Highland Fund Complex consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report. In addition, each of the Trustees oversees Highland Distressed Opportunities, Inc., a closed-end company that has elected to be regulated as a business development company under the 1940 Act.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.
36 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2008	Highland Credit Strategies Fund
Trustees and Officers

Year First
Elected or
Name, Address,	Position	Appointed
and Age	with Fund	to Office	Principal Occupation(s) During Past Five Years
OFFICERS

Brad Borud (Age 37)	Executive Vice President	Indefinite Term; Executive Vice President since December 2008	Senior Trader and Chief Investment Officer — Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Complex since December 2008; Senior Trader and Co-Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (Age 32)	Treasurer (Principal Accounting Officer) and Secretary	Indefinite Term; Treasurer and Secretary since 2006 (inception)	Assistant Controller of the Investment Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 39)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, from January 2007 to June 2007; Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.
Annual Report | 37

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IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser Highland Capital Management, L.P. NexBank Tower 13455 Noel Road, Suite 800 Dallas, TX 75240	This report has been prepared for shareholders of Highland Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.

Transfer Agent PNC Global Investment Servicing (U.S.) Inc. 101 Sabin Street Pawtucket, RI 02860	A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Custodian PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 2001 Ross Avenue, Suite 1800 Dallas, TX 75201	On July 3, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.
Fund Counsel Ropes & Gray LLP One International Place Boston, MA 02110
41 | Annual Report

Highland Credit Strategies Fund — HCF	Annual Report, December 31, 2008

www.highlandfunds.com	HLC-HCF AR-12/08

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant’s Form N CSR filed with the Securities and Exchange Commission on March 9, 2007 (Accession No. 0000935069-07-000565)
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of trustees has determined that James Leary is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $65,000 for 2007 and $85,000 for 2008.
Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,000 for 2007 and $8,500 for 2008. The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,700 for 2007 and $6,250 for 2008. The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
	(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

		The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,779,070 for 2007 and $787,000 for 2008.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” as defined in the 1940 Act:
Timothy K. Hui
Scott F. Kavanaugh
James F. Leary
Bryan A. Ward
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY

1. Application; General Principles
          1.1. This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
          1.2. The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
          2.1. Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.
          2.2. Voting.
          2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.
          2.2.2. If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.
          2.3. Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.
          2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.
          2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.
          2.4. Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
          2.5. Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
          2.6. Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.
3. Conflicts of Interest
          3.1. Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
          3.1.1. The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.
          3.1.2. The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.
          3.1.3. The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
          3.1.4. The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
          3.1.5. The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
          3.1.6. Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
          3.1.7. The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

          3.1.8. Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
          3.2. Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
          3.2.1. The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
          3.2.2. The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping and Retention
          4.1. The Company shall retain records relating to the voting of proxies, including:
          4.1.1. Copies of this Policy and any amendments thereto.
          4.1.2. A copy of each proxy statement that the Company receives regarding Client securities.
          4.1.3. Records of each vote cast by the Company on behalf of Clients.
          4.1.4. A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
          4.1.5. A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
          4.2. These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
          4.3. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
          4.4. Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

          The Fund’s portfolio is managed by a portfolio management team. As of the date of this filing, the members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are Brad Borud and Brad Means.
          Brad Borud – Mr. Borud is a Partner, Senior Trader and Chief Investment Officer–Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
          Brad Means – Mr. Means is a Senior Portfolio Manager at Highland. Prior to joining Highland in May 2004, Mr. Means was a Managing Director in FTI Consulting’s Corporate Finance group where he worked on corporate turnaround, restructuring and bankruptcy advisory engagements. From 1998 to 2001, he was a Director in PricewaterhouseCoopers LLP’s Chairman’s Office and focused on enterprise strategy, venture capital, business development and divestiture initiatives. Prior to his role in the Chairman’s Office, Mr. Means worked in the Strategic Change Consulting and the Assurance & Business Advisory groups of Price Waterhouse serving clients across a broad range of industries including Automotive, Energy, Financials and Industrials. He holds an MBA from the Stanford Graduate School of Business and a BSBA in Finance and Accounting from Creighton University. Mr. Means has earned the right to use the Chartered Financial Analyst designation.
(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
          Other Accounts Managed by Portfolio Manager(s) or Management Team Member
          The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of January 31, 2009.
Brad Borud

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	9	$3,039.6	2	$106.7
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Brad Means

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	4	$2,249.1	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
          Potential Conflicts of Interests
          Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
          The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
          The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

          While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members
          Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio managers’ underlying accounts, and the pre-tax relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
          Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
          Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
(a)(4) Disclosure of Securities Ownership
          The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of December 31, 2008.

Dollar Ranges of Equity Securities Beneficially Owned by
Name of Portfolio Manager	Portfolio Manager
Brad Borud	$10,001 - $50,000
Brad Means	0
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

				(d) Maximum Number (or
		(b) Average	(c) Total Number of Shares	Approximate Dollar Value) of
	(a) Total Number	Price Paid	(or Units) Purchased as Part	Shares (or Units) that May Yet Be
	of Shares (or	per Share (or	of Publicly Announced	Purchased Under the Plans or
Period	Units) Purchased	Unit)	Plans or Programs	Programs
July 1, 2008 to July 18, 2009	31,458	$12.1893	31,458	45,056,165
July 19, 2008 to July 31, 2008	0	$0	0	55,526,190
August 1, 2008 to August 31, 2008	47,745	$12.2102	47,745	55,526,190
September 1, 2008 to September 30, 2008	69,375	$9.5468	69,375	55,526,190
October 1, 2008 to October 31, 2008	74,271	$8.9491	74,271	55,526,190
November 1, 2008 to November 30, 2008	83,707	$6.0297	83,707	55,526,190
December 1, 2008 to December 31, 2008	72,572	$6.1518	72,572	55,526,190
Total	379,128	$8.5580	379,128	55,526,190

a.	The date each plan or program was announced: Purchases were made pursuant to an Automatic Dividend Reinvestment Plan that was last filed with the SEC on June 21, 2006

b.	The dollar amount (or share or unit amount) approved : NONE

c.	The expiration date (if any) of each plan or program: NONE

d.	Each plan or program that has expired during the period covered by the table: NONE

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	The registrant’s code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant’s Form N-CSR filed with the Securities and Exchange Commission on March 9, 2007 (Accession No. 0000935069-07-000565).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Credit Strategies Fund

By (Signature and Title)*	/s/ James D. Dondero James D. Dondero, Chief Executive Officer and President
(principal executive officer)
Date March 6, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero James D. Dondero, Chief Executive Officer and President
(principal executive officer)
Date March 6, 2009

By (Signature and Title)*	/s/ M. Jason Blackburn M. Jason Blackburn, Chief Financial Officer, Treasurer and Secretary
(principal financial officer)
Date March 6, 2009

*	Print the name and title of each signing officer under his or her signature.